EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES--OXLEY ACT OF 2002


     In connection with the Quarterly Report of Trinity Medical Group USA, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James S. Namnath, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes--Oxley Act of 2002 that to my knowledge:

(1) The Report fully complies with the requirements of Section [13(a)][15(d)] of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/  James S. Namnath
                                        ----------------------------------------
                                        Name:  James S. Namnath
                                               Chief Executive Officer and Chief
                                               Accounting Officer
                                               Date: December 17, 2002